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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 7, 2007


                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEW YORK                      1-4743                 11-1362020
        (State or Other         (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 718-392-0200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 9, 2007, Standard Motor Products, Inc. (the "Company") issued a press release announcing its financial results for the three months and year ended December 31, 2006. A copy of such press release is attached as Exhibit
99.1 hereto and incorporated herein by reference.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      As previously disclosed, in December 2006 Kenneth A. Lehman notified the Company of his intention to retire from the Company's Board of Directors for personal reasons. Subsequent to such date, Mr. Lehman expressed his desire not to stand for re-election at the Company's next Annual Meeting of Stockholders to be held in May 2007. At a meeting of the Board held on March 7, 2007, the Board agreed to accept Mr. Lehman's decision.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      99.1 Press release dated March 9, 2007 announcing Standard Motor Products, Inc.'s financial results for the three months and year ended December 31, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             STANDARD MOTOR PRODUCTS, INC.


                             By: /s/ James J. Burke
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                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: March 9, 2007


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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             --------------------------------------------------------
99.1                    Press release dated March 9, 2007 announcing Standard
                        Motor Products, Inc.'s financial results for the three months and year ended December 31, 2006.


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